Exhibit 23(c)(iv)

                             OPPENHEIMER GLOBAL FUND
                    Class N Share Certificate (8-1/2" x 11")

     I. FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4" decorative border, 5/16" --------------------- wide)

         (upper left corner, box with heading: NUMBER [of shares]

         (upper right corner)  [share certificate no.] XX-000000

                           (upper right box, CLASS N SHARES
                           below cert. no.)

                           (centered
                           below boxes)

                            OPPENHEIMER GLOBAL FUND

                           A MASSACHUSETTS BUSINESS TRUST

(at left)         THIS IS TO CERTIFY THAT           (at right) SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS

                                                         (box with number)
                                                          CUSIP _________

         (at left)             is the owner of

         (centered)        FULLY PAID CLASS N SHARES OF BENEFICIAL INTEREST OF

                                    OPPENHEIMER GLOBAL FUND

         (hereinafter called the "Fund"), transferable only on the books of the Fund By the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.





         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

                  (at left of seal)                  Dated:  (at right of seal)

                  (signature)                                 (signature)


         /s/ Brian W. Wixted                        /s/ Bridget A. Macaskill

         -----------------------                  ------------------------
         TREASURER                                    PRESIDENT


                                                (centered at bottom)
                         1-1/2" diameter facsimile seal
                                   with legend

                             OPPENHEIMER GLOBAL FUND
                                      SEAL
                                      1986
                          COMMONWEALTH OF MASSACHUSETTS


(at lower right, printed
 vertically)                                         Countersigned
                                                OPPENHEIMERFUNDS SERVICES
                                               [A DIVISION OF
                                               OPPENHEIMERFUNDS, INC.]
                                               Englewood (CO.) Transfer Agent

                                           By ____________________________
                                                 Authorized Signature



II.      BACK OF CERTIFICATE (text reads from top to bottom of 11"dimension)
         -------------------

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common TEN ENT - as tenants by the entirety JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)    (Minor)

                                     UNDER UGMA/UTMA ___________________
                                                       (State)


Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s)
unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)





_________________________________________________________________(Please
print  or  type  name  and   address  of
assignee)

------------------------------------------------------

________________________________________________Class  N  Shares  of  beneficial interest represented by the within certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.









Dated: ______________________

                                    Signed: __________________________

                                         (Both must sign if joint owners)

                                  Signature(s)
 --------------------------

guaranteed        Name of Guarantor
                   by:                  _____________________________
                                           Signature of
                                           Officer/Title

(text printed vertically       NOTICE: The signature(s) to this assignment
to right of above paragraph)   Must correspond with the name(s) as written
                               upon the  face of the  certificate
                               in  every  particular  any  change
                               without  alteration or enlargement
                               or whatever.
(text printed in box to left   Signatures must be guaranteed by a financial
of signature (s).              institution of the type described in the
                              current prospectus of the Fund.


PLEASE NOTE: This document contains a watermark               OppenheimerFunds
when viewed at an angle. It is invalid without this "four hands" watermark: logotype
---------------------------------------------------
        THIS SPACE MUST NOT BE COVERED IN ANY WAY











N1a/330/330certn